Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2014
Future Minimum Lease Payments Under Noncancelable Operating Leases

The future minimum lease payments under noncancelable operating leases with remaining terms greater than one year for the next five years and thereafter and in the aggregate as of December 31, 2014, are as follows:

(in thousands)
2015	$118,321
2016	121,745
2017	62,741
2018	27,184
2019	22,693
Thereafter	30,088

Total future minimum lease payments	$382,772